AMENDMENT #1 TO THE AMENDED AND RESTATED AMICUS THERAPEUTICS, INC. 2007 EQUITY INCENTIVE PLAN WHEREAS, the Board of Directors (the “Board”) of Amicus Therapeutics, Inc. (the “Company”) has previously approved the Amended and Restated Amicus Therapeutics, Inc. 2007 Equity Incentive Plan (the “Plan”); WHEREAS, pursuant to Section 13 of the Plan, the Board is empowered to amend the Plan; and WHEREAS, the Board determined to make certain changes to the Plan as set forth in this Amendment #1 to the Plan (the “Amendment”). NOW THEREFORE, the Plan is amended as follows effective as of the date hereof: (1.) A new Section 2.37 shall be added to the Plan, which shall read in its entirety as follows: “‘Retirement’ means a Participant’s termination of employment or service with the Company for any reason other than a termination by the Company for Cause where (a) such Participant has attained at least 5 years of continuous service with the Company, (b) the Participant is at least 55 years of age and (c) the sum of such Participant’s age and years of service with the Company equals or exceeds 67 years.” (2.) Section 7.1(b) is hereby amended and restated in its entirety, which shall read as follows: “(b) Exercise Price. The price at which shares of Common Stock may be acquired under each Option shall be not less than 100% of the Market Value of Common Stock on the Grant Date, or with respect to a grant of an Incentive Option not less than 110% of the Market Value of Common Stock on the Grant Date if the Optionee is a Ten Percent Owner.” (3.) Section 7.1(e) is hereby amended and restated in its entirety, which shall read as follows: “(e) Effect of Termination of Employment or Board Member Relationship. Unless the Committee shall provide otherwise with respect to any Option, if the applicable Optionee’s association with the Company or any of its Affiliates as an employee or director ends, and immediately following the end of any such association, such Optionee is not associated with the Company or any of its Affiliates as an employee or director (“Separation”), then: (i) if the Optionee’s association ends due to the Optionee’s death, Disability, or Retirement, any unvested Options held by such Optionee shall continue to vest until the second anniversary of such Optionee’s Separation, and all of such Optionee’s vested Options (including those that vest pursuant to the preceding clause) shall remain exercisable until the earlier of the (i) the 4th anniversary of -1-

the date of such Separation, and (ii) the original expiration date of the term of the Option; any Options not exercised in such period shall be forfeited with no further compensation due to the Participant, unless otherwise determined by the Committee at or after grant; and (ii) if the Optionee’s association ends for any reason other than the Optionee’s death, Disability, or Retirement, regardless of whether the end of such association is effected by the Company, (whether voluntarily or involuntarily, including because an entity with which such Optionee has any such association ceases to be an Affiliate of the Company), any unvested Options held by such Optionee shall be immediately forfeited and all vested Options held by such Participant shall cease to be exercisable in any respect upon the earlier of (i) ninety (90) days following such Optionee’s Separation, and (ii) the original expiration date of the term of the Option; any Options not exercised in such period shall be forfeited with no further compensation due to the Optionee. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee’s reemployment rights, if any, are guaranteed by statute or by contract.” (4.) Section 7.1(j) is hereby amended and restated in its entirety, which shall read as follows: “(j) Rights Pending Exercise. No person holding an Option shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Common Stock issuable pursuant to such Option (including without limitation, that no Optionee shall have any entitlement to receive any dividends paid with respect to any shares of Common Stock issuable pursuant to such Option) except to the extent that such Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to such person or his agent.” (5.) Section 7.2(f) is hereby amended and restated in its entirety, which shall read as follows: “(f) Effect of Termination of Employment or Board Member Relationship. (i) Termination due to death, Disability, or Retirement. If the applicable original grantee incurs a Separation from the Company or any of its Affiliates during the Restriction Period due to such grantee’s death, Disability, or Retirement, then unvested shares of Restricted Stock held by such Participant shall accelerate with respect to the shares of unvested Restricted Stock that were initially scheduled to vest within the two-year period following the Participant’s Separation and the restrictions thereon shall lapse and the Award of such Restricted Stock shall become immediately nonforfeitable (and all Restricted Stock that would vest after such two (2) year period would be forfeited upon such Separation with no further compensation due to the Participant, unless otherwise determined by the Committee at or after grant). (ii) Other Terminations. Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, if the applicable original grantee incurs a Separation from -2-

the Company or any of its Affiliates during the Restriction Period, for any reason other than the grantee’s death, Disability, or Retirement during the Restriction Period, regardless of whether the end of such association is effected by the Company, any such Affiliate or such original grantee (whether voluntarily or involuntarily, including because an entity with which such original grantee has any such association ceases to be an Affiliate of the Company), then all outstanding unvested shares of Restricted Stock granted to such Participant, shall be forfeited or otherwise subject to return to or repurchase by the Company if and to the extent so provided by, and subject to and in accordance with, the terms of the applicable Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment, if it does not exceed the longer of ninety (90) days or the period during which the absent original grantee’s reemployment rights, if any, are guaranteed by statute or by contract.” (6.) A new Section 7.2(i) shall be added to the Plan, which shall read in its entirety as follows: “(i) Dividends. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends paid with respect to Common Stock underlying grants of Restricted Stock but only if such Restricted Stock actually vests. Unless the Committee shall provide otherwise, such amounts shall be paid, if at all, without interest or other earnings.” (7.) Section 7.3(c) is hereby amended and restated in its entirety, which shall read as follows: “(i) Dividends. Participants shall not be entitled to receive any dividends declared with respect to Common Stock referenced in grants of Restricted Stock Units until the shares underlying such award is delivered to the Participant, if ever.” (8.) Section 7.3(d) is hereby amended and restated in its entirety, which shall read as follows: “(d) Effect of Termination of Employment or Board Member Relationship. (i) Termination due to death, Disability, or Retirement. If the applicable original grantee incurs a Separation from the Company or any of its Affiliates during the Restriction Period due to such grantee’s death, Disability, or Retirement, then all outstanding Restricted Stock Units that are still subject to Risk of Forfeiture, shall continue to vest until the second anniversary of such Separation (and all Restricted Stock Units that would vest after such two (2) year period would be forfeited upon such Separation with no further compensation due to the Participant, unless otherwise determined by the Committee at or after grant); provided however that if such Restricted Stock Units are unvested Performance Restricted Stock Units, then a pro-rata portion (based on the number of completed days of the grantee’s affiliation with the Company in the applicable performance period divided by the total number of days in the applicable performance period) of such Performance Restricted Stock Units will remain eligible to vest after the grantee’s Separation, to the extent earned based on the actual performance of the Company through the end of the applicable performance period. Any Restricted Stock Units or -3-

Performance Restricted Stock Units that vest pursuant to this Section 7.3(d) will be settled on the date otherwise specified in the applicable Award Agreement. (ii) Other Terminations. Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, if the applicable original grantee incurs a Separation for any reason other than the grantee’s death, Disability, or Retirement during the Restriction Period, then all unvested Restricted Stock Units and/or unvested Performance Restricted Stock Units that are still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to the Company in accordance with the terms of the applicable Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment, if it does not exceed the longer of ninety (90) days or the period during which the absent original grantee’s reemployment rights, if any, are guaranteed by statute or by contract.” (9.) Except as specifically provided in and modified by this Amendment, the Plan and the Adoption Agreement are in all other respects hereby ratified and confirmed and references to the Plan and the Adoption Agreement shall be deemed to refer to the Plan and the Adoption Agreement as modified by this Amendment. To record the adoption of this Amendment #1, to the Amended and Restated Amicus Therapeutics, Inc. 2007 Equity Incentive Plan, the Company has caused its authorized officer to affix its corporate name this __ day of __________, 2018. AMICUS THERAPEUTICS, INC. By: -4-